                                                                       Exhibit 1
                             JOINT FILING AGREEMENT
In accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13G need be filed by each of the undersigned with respect to the ownership by each of the undersigned of shares of stock of Concord Communications, Inc. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Canaan Ventures II Limited Partnership
By:   Canaan Venture Partners II L.P.
      Its General Partner

By:         *
------------------------------
      General Partner


Canaan Ventures II Offshore C. V.
By:   Canaan Venture Partners II L.P.
      Its General Partner

By:         *
------------------------------
      General Partner


Canaan Offshore Management, N.V.

By:         *
------------------------------
      Director


Canaan Venture Partners II L.P.

By:         *
------------------------------
      General Partner



                              Page 18 of 22 pages

            *
------------------------------
Harry T. Rein


            *
------------------------------
James J. Fitzpatrick


            *
------------------------------
Stephen L. Green


            *
------------------------------
Deepak Kamra


            *
------------------------------
Gregory Kopchinsky


            *
------------------------------
Robert J. Migliorino


            *
------------------------------
Eric A. Young


                                                *By:  /s/ Guy M. Russo
                                                      -----------------
                                                      Guy M. Russo
                                                      Attorney-in-Fact
----------------------------------------------------------------------------
This Schedule 13G was executed by Guy M. Russo pursuant to Powers of Attorney a copy of which is filed herewith as Exhibit 2.



                              Page 19 of 22 pages